SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported) November 6, 2003

Valeant Pharmaceuticals International

(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release dated November 6, 2003.

Item 9. Regulation FD Disclosure.

On November 6, 2003, the registrant issued a press release entitled "ICN Pharmaceuticals to Initiate Phase Three Clinical Trials for Viramidine." A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibit, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2003	VALEANT PHARMACEUTICALS INTERNATIONAL
By: /s/ Robert W. O'Leary Robert W. O'Leary Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 6, 2003.